Exhibit 99.1

Kermit Facility Operational Update

AUSTIN, Texas--(BUSINESS WIRE)-- As previously reported, on Sunday, April 14th, a mechanical fire occurred at the Atlas Energy Solutions Inc. (NYSE: AESI) (“Atlas” or the “Company”) mine in Kermit, Texas. Atlas remains grateful that all personnel at the site, including Company employees and contractors, are safe, that no injuries occurred or environmental impacts have been reported, and for the exceptional work of the first responders.

John Turner, President, CEO and CFO of Atlas, said: “We are very proud of the quick action from our integrated teams, both Atlas and Hi-Crush, who are working to deliver collaborative, timely and customer-focused solutions. While we work hard to ensure events like this do not occur, we are focused on safely returning the facility to operation as soon as possible. In addition, benefitting from our differentiated scale and associated geographically distributed proppant production operations, we are continuing to support our customers’ ongoing needs.”

The company has conducted a preliminary assessment of the facility, which is ongoing, and can provide the following information.

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The fire primarily impacted the “feed system,” which transports sand from the dryers and separators to storage silos. The full “feed system” rebuild is expected to be completed by the end of the second quarter.

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The team began moving temporary loadout equipment to the Kermit facility within 48 hours of the incident. The facility remains closed and initial restart of operations is expected at the beginning of next week.

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Once the facility is restarted and the temporary loadout equipment is fully operational, we expect to fulfill all Kermit facility customer commitments with sand produced and loaded from that facility.

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We are assessing the cost to repair the feed system and reviewing the financial impact of the incident. In addition, we have filed an insurance claim and expect coverage to be available to reimburse us for the cost of the repairs.

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The temporary closing of the Kermit facility will have no impact on the timing or cost of the Dune Express construction. Atlas will provide additional updates to our second quarter operations on our first quarter earnings call scheduled for Monday, May 6th.

About Atlas Energy Solutions

Atlas Energy Solutions Inc. is a leading proppant producer and proppant logistics provider, serving primarily the Permian Basin of West Texas and New Mexico. We operate 12 proppant production facilities across the Permian Basin with a combined annual production capacity of 28 million tons, including both large-scale in-basin facilities and smaller distributed mining units. We manage a portfolio of leading-edge logistics assets, which includes our 42-mile Dune Express conveyor system, which is currently under construction and is scheduled to come online in the fourth quarter of 2024. In addition to our conveyor infrastructure, we manage a fleet of 120 trucks, which are capable of delivering expanded payloads due to our custom-manufactured trailers and patented drop-depot process. Our approach to managing both our proppant production and proppant logistics operations is intently focused on leveraging technology, automation and remote operations to drive efficiencies.

We are a low-cost producer of various high-quality, locally sourced proppants used during the well completion process. We offer both dry and damp sand, and carry various mesh sizes including 100 mesh and 40/70 mesh. Proppant is a key component necessary to facilitate the recovery of hydrocarbons from oil and natural gas wells.

Our logistics platform is designed to increase the efficiency, safety and sustainability of the oil and natural gas industry within the Permian Basin. Proppant logistics is increasingly a differentiating factor affecting customer choice among proppant producers. The cost of delivering sand, even short distances, can be a significant component of customer spending on their well completions given the substantial volumes that are utilized in modern well designs.

We continue to invest in and pursue leading-edge technologies, including autonomous trucking, digital infrastructure, and artificial intelligence, to support opportunities to gain efficiencies in our operations. To this end, we have recently taken delivery of next-generation dredge mining assets to drive efficiencies in our proppant production operations. These technology-focused investments aim to improve our cost structure and also combine to produce beneficial environmental and community impacts.

While our core business is fundamentally aligned with a lower emissions economy, our core obligation has been, and will always be, to our stockholders. We recognize that maximizing value for our stockholders requires that we optimize the outcomes for our broader stakeholders, including our employees and the communities in which we operate. We are proud of the fact that our approach to innovation in the hydrocarbon industry while operating in an environmentally responsible manner creates immense value. Since our founding in 2017, our core mission has been to improve human beings’ access to the hydrocarbons that power our lives while also delivering differentiated social and environmental progress. Our Atlas team has driven innovation and has produced industry-leading environmental benefits by reducing energy consumption, emissions, and our aerial footprint. We call this Sustainable Environmental and Social Progress.

We were founded in 2017 by Ben M. “Bud” Brigham, our Executive Chairman, and are led by an entrepreneurial team with a history of constructive disruption bringing significant and complementary experience to this enterprise, including the perspective of longtime E&P operators, which provides for an elevated understanding of the end users of our products and services. Our executive management team has a proven track record with a history of generating positive returns and value creation. Our experience as E&P operators was instrumental to our understanding of the opportunity created by in-basin sand production and supply in the Permian Basin, which we view as North America’s premier shale resource and which we believe will remain its most active through economic cycles.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive or prospective in nature, that depend upon or refer to future events or conditions or that include the words “may,” “assume,” “forecast,” “position,” “strategy,” “potential,” “continue,” “could,” “will,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the extent of the damage to the Kermit facility, the required repairs and the cost and timeline of such repairs; Atlas’s expectations regarding the timing of the Kermit facility’s return to service and its utilization; Atlas’s expectations relating to continuing operations during the pendency of repairs; statements about the availability and extent of insurance coverage; statements about the ultimate impact of the incident on Atlas’s future performance; expected production volumes; our business strategy, our industry, our future operations and profitability, expected capital expenditures and the impact of such expenditures on our performance, statements about our financial position, production, revenues and losses, our capital programs, management changes, current and potential future long-term contracts and our future business and financial performance.

Although forward-looking statements reflect our good faith beliefs at the time they are made, we caution you that these forward-looking statements are subject to a number of risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include but are not limited to: uncertainties as to whether we will be able to effectuate the repairs to the Kermit facility in the expected time period or at all; uncertainty regarding the ultimate cost to repair the facility and bring it back online and the availability of insurance proceeds to offset the cost of such repairs; risks relating to the impact of this incident on our ability to service our customers; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the transaction; potential negative effects of the incident on the market price of Atlas’s common stock or operating results; commodity price volatility, including volatility stemming from the ongoing armed conflicts between Russia and Ukraine and Israel and Hamas; increasing hostilities and instability in the Middle East; adverse developments affecting the financial services industry; our ability to complete growth projects, including the Dune Express, on time and on budget; the risk that stockholder litigation in connection with our recent corporate reorganization may result in significant costs of defense, indemnification and liability; changes in general economic, business and political conditions, including changes in the financial markets; transaction costs; actions of OPEC+ to set and maintain oil production levels; the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil; inflation; environmental risks; operating risks; regulatory changes; lack of demand; market share growth; the uncertainty inherent in projecting future rates of reserves; production; cash flow; access to capital; the timing of development expenditures; the ability of our customers to meet their obligations to us; our ability to maintain effective internal controls; and other factors discussed or referenced in our filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”), including those discussed under the heading “Risk Factors” in Annual Report on Form 10-K, filed with the SEC on February 27, 2024, and any subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Kyle Turlington

T: 512-220-1200

IR@atlas.energy